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                                                                    EXHIBIT 10.2


                                October 18, 2000

CONFIDENTIAL

BY FEDERAL EXPRESS
Mr. Gary W. Cage
7 Horizon Point
Frisco, TX 75034

         Re: Termination of Employment

Dear Gary:

         The purpose of this letter agreement (this "Agreement") is to serve as written notice of the election by Monarch Dental Corporation (the "Company") not to renew your employment with the Company and to set forth the terms of your departure from the Company. For purposes of this Agreement, all references to the "Company" shall include Monarch Dental Corporation, a Delaware corporation, and any of its subsidiaries and affiliated companies including associated professional corporations, and any successor thereto by merger or otherwise.

         Pursuant to Section 1.3 of that certain Amended and Restated Employment Agreement effective as of January 1, 2000 (the "Employment Agreement"), the Company hereby notifies you that the Company has elected not to renew your Employment Agreement upon completion of the Initial Term (as defined in the Employment Agreement). Accordingly, your employment with the Company will terminate (the "Termination") effective upon the earlier of (i) the expiration of the Initial Term on December 31, 2000 or (ii) the date upon which you execute and deliver this Agreement to the Company (as provided in paragraph 1 below) (the "Termination Date").

         In exchange for the promises of you and the Company set forth below, you and the Company agree as follows:

         1. TERMINATION OF EMPLOYMENT. Notwithstanding the terms of your Employment Agreement, you and the Company hereby agree that your employment with the Company shall


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Mr. Gary W. Cage
October 18, 2000
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terminate effective as of the date on which you execute and deliver this
Agreement to the Company.

         2. TREATMENT OF TERMINATION UNDER EMPLOYMENT AGREEMENT. Notwithstanding any provision of paragraph 7 below, the Company hereby confirms to you that the Termination shall constitute a termination Without Cause (as defined in the Employment Agreement) under Section 1.6(c) of the Employment Agreement.

         3. REMAINING BENEFITS UNDER EMPLOYMENT AGREEMENT. Notwithstanding that the Termination Date may be prior to December 31, 2000, the Company hereby agrees to pay your (a) Base Salary (as defined in the Employment Agreement), (b) Bonus Compensation (as defined in the Employment Agreement) and (c) retention payments (as set forth in Section 1.4(c) of the Employment Agreement) in accordance with the terms of the Employment Agreement through the remainder of the Initial Term as if your employment had continued until December 31, 2000 (including, without limitation, for purposes of determining the amount of your Bonus Compensation under Section 1.4(b) of the Employment Agreement) (the "Remaining Compensation"). You and the Company hereby agree that the aggregate amount of Remaining Compensation is equal to $255,000. The Company hereby confirms to you that you shall receive any continued employee benefits required to be provided to you pursuant to Section 1.7(f) of the Employment Agreement upon a termination Without Cause and that nothing contained herein or in the Employment Agreement shall limit any rights you and your beneficiaries may have to continue certain benefits in accordance with and subject to the law known as COBRA.

         4. SEVERANCE UNDER EMPLOYMENT AGREEMENT. The Company confirms to you that you shall be entitled to the severance payment described in Section 1.7(d) of the Employment Agreement, which as calculated in accordance with the terms thereof shall be equal to $745,511 (the "Severance Payment"). The Severance Payment shall be due and payable to you on the fifteenth day after the date hereof in accordance with the terms of the Employment Agreement. For purposes of the last sentence of Section 1.7(d) of the Employment Agreement relating to payment of a Transaction Fee (as defined in the Employment Agreement), the Company hereby confirms to you that if any current or past discussions with any party result in the consummation of a Transaction (as defined in the Employment Agreement), or execution of a definitive agreement regarding a Transaction, within 15 months of the Termination, you shall be entitled to the payment of a Transaction Fee under Section 1.4(d) of the Employment Agreement in accordance with the last sentence of Section 1.7(d) of the Employment Agreement.


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Mr. Gary W. Cage
October 18, 2000
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         5. ESCROW. On the date you execute and deliver this Agreement, the
Remaining Compensation and the Severance Payment (in each case net of withholding taxes) shall be deposited in a joint account with two signatures required (one from you and one from Lisa K. Peterson on behalf of the Company) with Bank of America (the "Escrow Account"). The Company and you hereby agree that the withdrawal of any funds from the Escrow Account shall require your both your signature and the signature of Lisa K. Peterson on behalf of the Company. The Company hereby agrees to take all actions necessary to release to you the Remaining Compensation and the Severance Payment (in each case net of withholding taxes) when the respective amounts comprising the Remaining Compensation and the Severance Payment are due to you pursuant to the terms of the Employment Agreement. You hereby agree that all interest accruing on the amounts held in the Escrow Account shall belong to the Company and shall sign any necessary instruments from time to time necessary to permit the Company to withdraw such interest from the Escrow Account.

         6. STOCK OPTIONS. The Company hereby confirms to you that your stock options to purchase 100,000 shares of the Company"s Common Stock, par value $.01 per share, set forth in a Non-qualified Stock Option Agreement dated February 10, 2000 by and between you and the Company (the "Stock Option Agreement") shall become fully vested upon the Termination in accordance with the terms thereof.

         7. RESIGNATION FROM ALL POSITIONS. You hereby resign effective as of the date set forth beneath your signature below as Chief Executive Officer of Monarch Dental Corporation and from any other position (whether as an officer, director or employee) currently held by you with Monarch Dental Corporation, including, without limitation, as a member of the Board of Directors of Monarch Dental Corporation, or any of its subsidiaries or affiliated companies including associated professional corporations effective as of such date. Said resignations are hereby accepted by the Company.

         8. NON-COMPETITION; CONFIDENTIALITY. You hereby acknowledge that you are still subject to the terms and covenants contained (i) in Article 2 of the Employment Agreement and (ii) in that certain Non-Competition Agreement dated as of July 1, 1997 by and between you and the Company (the "Non-Competition Agreement") and you hereby reaffirm and readopt all of such terms and covenants as if they were completely restated herein.

         9. INDEMNIFICATION. The Company hereby acknowledges that it remains subject to the terms and covenants contained in that certain Indemnification Agreement dated as of March 11, 1996


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Mr. Gary W. Cage
October 18, 2000
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by and between you and the Company (including any amendments thereto, the
"Indemnification Agreement"), and it hereby reaffirms and readopts all of such terms and covenants as if they were completely restated herein.

         10. RETURN OF PROPERTY. The Company and you hereby acknowledge that all documents, records, materials, software, equipment, information and other physical or intellectual property that have come into your possession or been produced or created by you in connection with your employment with or for the Company ("Property") have been and remain the sole property of the Company. You hereby acknowledge that you have returned to the Company all such Property.

         11. NON-DISPARAGEMENT AND COOPERATION. On or prior to the first anniversary of this Agreement, you agree not to make or cause to be made, directly or indirectly, any statement to any person criticizing or disparaging the Company or any of its stockholders, directors, officers or employees or commenting unfavorably or falsely on the character, business judgment, business practices or business reputation of the Company or any of its stockholders, directors, officers or employees. You agree that from the date of your execution of this Agreement, you will cooperate fully with the Company in all reasonable respects in arranging for an orderly and professional transition of your responsibilities. You further agree that you will present the circumstances of your departure in a light that will not reflect unfavorably on the Company. In the event you breach the covenant set forth in this paragraph 11, you shall be responsible for repaying to the Company any amounts received by you pursuant to
Section 1.7(d) of the Employment Agreement within thirty (30) days of such breach.

         12. ANNOUNCEMENTS OF YOUR TERMINATION. The Company hereby agrees that it shall not issue any press release with respect to your Termination or any internal written notice of your Termination to the Company's employees, the form and substance of which you have not consented to in advance, which consent shall not be unreasonably withheld. It is expressly understood that this paragraph 12 shall not be applicable to any filings made by the Company with the United States Securities and Exchange Commission.

         13. RELEASE. The Company and you hereby irrevocably and unconditionally release, acquit and forever discharge the other and each of the Company's current and former officers, directors, agents, employees, representatives, co-venturers, parents, subsidiaries, affiliates, predecessors, successors, assigns, insurers and stockholders (collectively, the "Company Released Parties") from any and all claims, demands, causes of action, obligations, damages,


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Mr. Gary W. Cage
October 18, 2000
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losses, expenses and liabilities of any kind or nature whether legal, equitable or statutory, liquidated or unliquidated, known or unknown, suspected or unsuspected, fixed or contingent, which the Company or you may have had from the beginning of time to the date hereof, including but not limited to any such claims concerning or related, directly or indirectly, to your employment at the Company and/or the cessation thereof or your status as a stockholder or director of the Company. This release includes actions claiming violation of Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. 2000e et seq., the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Texas Commission on Human Rights Act, all other labor laws of Texas, and any other federal, state, or local law, order or regulation. This release also includes any claims for wrongful discharge or that the Company has dealt with you unfairly or in bad faith, and actions raising tortious claims, actions raising any claim of express or implied contract of employment, or any other cause of action or claims of violation of common law. This release is for any and all relief, without regard to its form or characterization. Included in this release are any and all claims for attorneys" fees and for future damages allegedly arising from the alleged continuation of the effects of any past action, omission or event. Notwithstanding anything in this release to the contrary, this release shall not be construed to terminate any party"s rights arising directly under the Employment Agreement (except to the extent otherwise agreed herein), this Agreement, the Indemnification Agreement or the Stock Option Agreement or any other stock option agreement between you and the Company or to in any way limit or modify your obligations under the Non-Competition Agreement or Article 2 of your Employment Agreement.

         14. MISCELLANEOUS. You have been advised to consult with an attorney before signing this Agreement and hereby confirm that you have done so.

         By signing this Agreement, you acknowledge that you are doing so voluntarily and only after consultation with your personal attorney. You also acknowledge that you are not relying on any representations by the undersigned or any other representative of the Company concerning the meaning of any aspect of this Agreement.

         You acknowledge that you have been given the opportunity, if you so desired, to consider this Agreement for twenty-one (21) days before executing it. If not signed by you and returned to Ms. Lisa K. Peterson, Chief Financial Officer, Monarch Dental Corporation, 4201 Spring Valley Road, Suite 320, Dallas, Texas 75244, so that she receives it by close of business on the twenty-second
(22nd) day after your receipt of the Agreement, this Agreement will not be valid. In addition, if you breach any of the conditions of the Agreement within the twenty-one (21) day period, the offer of this Agreement will be withdrawn and your execution of the Agreement will


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Mr. Gary W. Cage
October 18, 2000
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not be valid. In the event that you execute and return this Agreement within twenty-one (21) days or less of the date of its delivery to you, you acknowledge that such decision was entirely voluntary and that you had the opportunity to consider this letter agreement for the entire twenty-one (21) day period. The Company acknowledges that for a period of seven (7) days from the date on which you execute this Agreement, you shall retain the right to revoke this Agreement by written notice delivered to Ms. Peterson at the address indicated above, and that this Agreement shall not become effective or enforceable until the expiration of such revocation period.

         In the event of any dispute, this Agreement will be construed as a whole, will be interpreted in accordance with its fair meaning, and will not be construed strictly for or against either you or the Company. The laws of Texas will govern any dispute about this Agreement, including any interpretation or enforcement of this Agreement. In the event that any provision or portion of a provision of this Agreement shall be determined to be unenforceable, the remainder of this Agreement shall be enforced to the fullest extent possible as if such provision or portion of a provision were not included. In the event there is any conflict between any provision of this Agreement and any provision of the Employment Agreement, the terms of this Agreement shall control. This Agreement may be modified only by a written agreement signed by you and an authorized representative of the Company.

         All disputes, claims, or controversies arising out of or relating to this Agreement or any of the agreements referenced herein or the negotiation, validity or performance hereof or thereof, that are not resolved by mutual agreement, shall be resolved solely and exclusively by binding arbitration in accordance with the terms of Section 4.9 of the Employment Agreement. Notwithstanding anything to the contrary contained herein or in Section 4.9 of the Employment Agreement, this arbitration provision shall not prevent any party hereto from seeking any temporary restraining order or preliminary injunctive relief to which such party may be entitled hereunder pending and subject to the resolution of the subject matter thereof in an arbitration proceeding initiated pursuant to the terms hereof or thereof. In addition, the provisions set forth in the first sentence of Section 4.12 of the Employment Agreement shall apply to any good faith enforcement of the provisions of this Agreement.

         This Agreement is complete, reflects the entire agreement of the parties with respect to all matters between such parties, and supersedes all previous written or oral negotiations, commitments and writings except the Employment Agreement (except as modified by this Agreement), the Non-Competition Agreement, the Indemnification Agreement, the Stock Option


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Mr. Gary W. Cage
October 18, 2000
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Agreement and any other stock option agreement between you and the Company, and the Non-Competition Agreement.

         The Company is executing this Agreement with you on behalf of itself and each of its subsidiaries and affiliated companies.

         If you agree to these terms, please sign and date below and return this Agreement to the undersigned within the time limitation set forth above.

                                          Sincerely,

                                          MONARCH DENTAL CORPORATION


                                          By:
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                                             Glenn E. Hemmerle, By Direction
                                             of the  Board of Directors


ACCEPTED AND AGREED TO:



---------------------------------
Gary W. Cage

Dated:
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cc:  Steven K. Cochran, Esq.
       Thompson & Knight L.L.P.



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